Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 15	Earnings Per Share

The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2013	2012	2011
Net income attributable to U.S. Bancorp	$5,836	$5,647	$4,872
Preferred dividends	(250)	(238)	(129)
Impact of preferred stock redemption (a)	(8)	–	–
Earnings allocated to participating stock awards	(26)	(26)	(22)
Net income applicable to U.S. Bancorp common shareholders	$5,552	$5,383	$4,721
Average common shares outstanding	1,839	1,887	1,914
Net effect of the exercise and assumed purchase of stock awards	10	9	9
Average diluted common shares outstanding	1,849	1,896	1,923
Earnings per common share	$3.02	$2.85	$2.47
Diluted earnings per common share	$3.00	$2.84	$2.46

(a)	Represents stock issuance costs originally recorded in capital surplus upon the issuance of the Company’s Series D Non-Cumulative Perpetual Preferred Stock that were reclassified to retained earnings on the redemption date.

Options outstanding at December 31, 2013, 2012 and 2011, to purchase 5 million, 22 million and 54 million common shares, respectively, were not included in the computation of diluted earnings per share for the years ended December 31, 2013, 2012 and 2011, respectively, because they were antidilutive. Convertible senior debentures outstanding at December 31, 2012 and 2011, that could potentially be converted into shares of the Company’s common stock pursuant to specified formulas, were not included in the computation of dilutive earnings per share for the years ended December 31, 2012 and 2011, because they were antidilutive.